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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 12, 2006

                              SPARTECH CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                   1-5911                         43-0761773
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          (Commission File Number)    (IRS Employer Identification No.)

          120 South Central Avenue, Suite 1700, Clayton, Missouri 63105
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               (Address of principal executive offices) (Zip Code)

                                 (314) 721-4242
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              SPARTECH CORPORATION

                                    FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2006 Spartech Corporation issued a press release revising its net earnings for its fourth quarter ended October 29, 2005 and affirming its previous earnings guidance for 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number      Description

99.1        Press release of Spartech Corporation dated January 12, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPARTECH CORPORATION



Date January 12, 2006                    By /s/ JEFFREY D. FISHER
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                                            Jeffrey D. Fisher
                                            Senior Vice President and General
                                            Counsel